UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 26, 2015 (March 25, 2015)

MABVAX THERAPEUTICS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11588 Sorrento Valley Rd., Suite 20

San Diego, CA 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 259-9405

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 25, 2015, MabVax Therapeutics Holdings, Inc., a Delaware corporation (the “Company”) entered into separate exchange agreements (the “Exchange Agreements”) with certain holders (each a “Holder”; collectively the “Holders”) of the Company’s Series A-1 Preferred Stock and A-1 Warrants (the “Series A-1 Exchange Securities”) and holders of the Company’s Series B Preferred Stock and Series B Warrants (the “Series B Exchange Securities” and, collectively with the Series A-1 Exchange Securities, the “Exchange Securities”), all previously issued by the Company. Pursuant to the Exchange Agreements, the Holders exchanged the Exchange Securities and relinquished any and all other rights they may have pursuant to the Exchange Securities, their respective governing agreements and certificates of designation, including any related registration rights, in exchange for an aggregate of 2,588,407 shares of the Company’s common stock, par value, $0.01 per share (the “Common Stock”) and an aggregate of 237,647 shares of the Company’s newly designated Series D Convertible Preferred Stock (the “Series D Preferred Stock” and together with the Common Stock issuable pursuant to the Exchange Agreements and the Common Stock issuable upon conversion of the Series D Preferred Stock, the “Securities”).

Additionally, for as long as a certain principal holder of Exchange Securities holds Securities issued pursuant to the Exchange Agreements, subject to certain exceptions, the Company is restricted from issuing any shares of Common Stock or securities convertible into Common Stock, enter into any equity line of credit or issue any floating or variable priced equity linked instrument.

No commission or other payment was received by the Company in connection with the Exchange Agreements. Such exchanges were conducted pursuant to the exemption provided by Section 3(a)(9) of the Securities Act of 1933, as amended (as amended, the “Securities Act”), and the shares of Common Stock and Series D Preferred Stock issuable pursuant to the Exchange Agreements have been, or will be, upon settlement, issued in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act for securities exchanged by an issuer and an existing securityholder where no commission or other remuneration is paid or given directly or indirectly by the issuer for soliciting such exchange. A copy of the form of Exchange Agreement for each of the Series A-1 Preferred Stock and Series A-1 Warrants and the Series B Preferred Stock and Series B Warrants are filed as Exhibits 10.1 and 10.2, respectively, of this Current Report, and the foregoing description of the Exchange Agreements is subject to, and qualified in its entirety by, the full text of the form of Exchange Agreements which are incorporated herein by reference.

Series D Preferred Stock

As contemplated by the Exchange Agreements and as approved by the Company’ Board of Directors, the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock (the “Series D Certificate of Designations”), on March 25, 2015. Pursuant to the Series D Certificate of Designations, the Company designated 1,000,000 shares of its blank check preferred stock as Series D Preferred Stock. Each share of Series D Preferred Stock has a stated value of $0.01 per share. In the event of a liquidation, dissolution or winding up of the Company, each share of Series D Preferred Stock will be entitled to a per share preferential payment equal to the stated value. Each share of Series D Preferred Stock is convertible into 100 shares of Common Stock. The conversion ratio is subject to adjustment in the event of stock splits, stock dividends, combination of shares and similar recapitalization transactions. The Company is prohibited from effecting the conversion of the Series D Preferred Stock to the extent that, as a result of such conversion, the holder beneficially owns more than 4.99% (provided that certain investors elected to block their beneficial ownership initially at 2.49% in the Exchange Agreements), in the aggregate, of the issued and outstanding shares of the Company’s Common Stock calculated immediately after giving effect to the issuance of shares of Common Stock upon the conversion of the Series D Preferred Stock (the “Beneficial Ownership Limitation”). Each share of Series D Preferred Stock entitles the holder to vote on all matters voted on by holders of Common Stock. With respect to any such vote, each share of Series D Preferred Stock entitles the holder to cast such number of votes equal to the number of shares of Common Stock such shares of Series D Preferred Stock are convertible into at such time, but not in excess of the Beneficial Ownership Limitation. The foregoing description of the Series D Certificate of Designations is not complete and is subject to, and qualified in its entirety by, the full text of Series D Certificate of Designations, included as Exhibit 3.1 of this Current Report which is incorporated herein by reference.

After giving effect to the transactions contemplated by the Exchange Agreements, the Company has 5,827,327 shares of Common Stock issued and outstanding and 237,647 shares of Series D Preferred Stock outstanding convertible into an aggregate of 23,764,700 shares of Common Stock, without giving effect to any Beneficial Ownership Limitation.

No stockholder that is a party to an Exchange Agreement is an “affiliate” of the Company within the meaning of Rule 144 as promulgated under the Securities Act. The terms of the Exchange Agreements and Series D Certificate of Designations were determined by arms-length negotiation between the parties.

Termination of Securities Purchase Agreements

As disclosed on the Company’s Current Report on Form 8-K filed on May 12, 2014, the Company entered into a securities purchase agreement (the “Series B Purchase Agreement”) on May 12, 2014, with certain purchasers identified on the signature pages thereto (the “Series B Purchasers”), pursuant to which the Company issued and sold the Series B Exchange Securities to the Series B Purchasers. In connection with the Series B Purchase Agreement, the Company also entered into a Registration Rights Agreement with the Series B Purchasers (the “Series B Registration Rights Agreement”), pursuant to which the Company agreed to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering resales of shares of the Company’s Common Stock issuable upon exercise of the Series B Warrants and the shares issuable upon conversion of the Series B Preferred Stock. As further disclosed on the Company’s Current Report on Form 8-K filed on July 9, 2014, on July 7, 2014, the Company and the holders of its issued and outstanding Series B Convertible Preferred Stock, entered into a Series B Omnibus Amendment and Stockholder Consent, the Omnibus Amendment, that, among other things, approved an amendment and restatement of the Company’s Series B Certificate of Designations and amendments to the Series B Warrants and the Series B Purchase. The full text of the Series B Purchase Agreement and Series B Registration Rights Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on May 12, 2014 and the full text of the Series B Certificate of Designations and Omnibus Amendment is attached as Exhibit 10.1 to the Company’s current Report on Form 8-K filed on July 9, 2014, which includes the full text of the Amended and Restated Series B Certificate of Designations set forth as Exhibit A therein, the terms of which are each incorporated herein by reference.

As disclosed on the Company’s Current Report on Form 8-K filed on May 12, 2014 and the Company’s Current Report on Form 8-K filed on July 9, 2014, the Company assumed certain obligations pursuant to a securities purchase agreement (the “Series A-1 Purchase Agreement”), entered into by MabVax Therapeutics, Inc. (a wholly-owned subsidiary of the Company) on February 12, 2014, with certain purchasers identified on the signature pages thereto (the “Series A-1 Purchasers”), pursuant to which the Company issued and sold to the Series A-1 Purchasers the Series A-1 Exchange Securities. In connection with the Series A-1 Purchase Agreement, MabVax Therapeutics, Inc. also entered into a Registration Rights Agreement with the Series A-1 Purchasers (the “Series A-1 Registration Rights Agreement”), pursuant to which MabVax Therapeutics, Inc. agreed to file a registration statement with the SEC covering resales of shares of the Company’s Common Stock issuable upon exercise of the Series A-1 Warrants and shares issuable upon conversion of the Series A-1 Preferred Stock. The full text of the Series A-1 Purchase Agreement and Series A-1 Registration Rights Agreement is attached as Exhibit 10.2 and 10.3 to the Company’s Current Report on Form 8-K filed on May 12, 2014, the terms of which are each incorporated herein by reference.

Pursuant to the terms of the Exchange Agreements, the Series A-1 Purchase Agreement, Series A-1 Registration Rights Agreement, Series B Purchase Agreement and the Series B Registration Rights Agreement were terminated, and all rights covenants, agreements and obligations contained therein, are of no further force or effect.

Item 1.02	Termination of a Material Definitive Agreement.

The disclosures in Item 1.01 of this Current Report are incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 of this Current Report are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosures in Item 1.01 of this Current Report are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock.

10.1	Form of Exchange Agreement (Series A-1 Preferred Stock and Series A-1 Warrants).

10.2	Form of Exchange Agreement (Series B Preferred Stock and Series B Warrants).

10.3	Securities Purchase Agreement, dated May 12, 2014, between MabVax Therapeutics Holdings, Inc. and the investors identified on the Schedule of Buyers therein, including the Form of Warrants, attached thereto as Exhibit B and the Form of Registration Rights Agreement, attached thereto as Exhibit C (incorporated by reference to Exhibit 10.1 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on May 12, 2014).

10.4	Omnibus Amendment and Stockholder Consent, dated July 7, 2014, by and among MabVax Therapeutics Holdings, Inc. and the Purchasers (incorporated by reference to Exhibit 10.1 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on July 9, 2014).

10.5	Securities Purchase Agreement, dated as of February 12, 2014, between MabVax Therapeutics, Inc. and the purchasers set forth on the signature pages thereto including that certain Amendment No. 1 to Securities Purchase Agreement, dated as of May 12, 2014, between MabVax Therapeutics, Inc. and the persons and entities identified on the signature pages thereto (incorporated by reference to Exhibit 10.3 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on May 12, 2014).

10.6	Registration Rights Agreement, dated as of February 12, 2014, between MabVax Therapeutics, Inc. and the persons and entities identified on the signature pages thereto (incorporated by reference to Exhibit 10.2 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on May 12, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: March 26, 2015	/s/ J. David Hansen
J. David Hansen
President and Chief Executive Officer

Exhibit Number	Description

3.1	Certificate of Designation of Preferences, Rights and Limitations of Series D Convertible Preferred Stock.

10.1	Form of Exchange Agreement (Series A-1 Preferred Stock and Series A-1 Warrants).

10.2	Form of Exchange Agreement (Series B Preferred Stock and Series B Warrants).

10.3	Securities Purchase Agreement, dated May 12, 2014, between MabVax Therapeutics Holdings, Inc. and the investors identified on the Schedule of Buyers therein, including the Form of Warrants, attached thereto as Exhibit B and the Form of Registration Rights Agreement, attached thereto as Exhibit C (incorporated by reference to Exhibit 10.1 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on May 12, 2014).

10.4	Omnibus Amendment and Stockholder Consent, dated July 7, 2014, by and among MabVax Therapeutics Holdings, Inc. and the Purchasers (incorporated by reference to Exhibit 10.1 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on July 9, 2014).

10.5	Securities Purchase Agreement, dated as of February 12, 2014, between MabVax Therapeutics, Inc. and the purchasers set forth on the signature pages thereto including that certain Amendment No. 1 to Securities Purchase Agreement, dated as of May 12, 2014, between MabVax Therapeutics, Inc. and the persons and entities identified on the signature pages thereto (incorporated by reference to Exhibit 10.3 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on May 12, 2014).

10.6	Registration Rights Agreement, dated as of February 12, 2014, between MabVax Therapeutics, Inc. and the persons and entities identified on the signature pages thereto (incorporated by reference to Exhibit 10.2 of MabVax Therapeutics Holdings, Inc.’s Current Report on Form 8-K filed with the SEC on May 12, 2014).